UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2026

IONETIX CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-56821	41-2828779
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3130 Sovereign Drive Lansing, MI	48911
(Address of Principal Executive Offices)	(Zip Code)

(517) 252-4069
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 (this “Amendment No. 1”) to the Current Report on Form 8-K of Ionetix Corporation (f/k/a JDEV Acquisition Corporation) (the “Company”) originally filed by the Company on April 16, 2026 (the “Original Form 8-K”) is being filed solely for the purpose of supplementing the historical financial statements and pro forma combined financial information provided under Items 9.01(a) and 9.01(b) in the Original Form 8-K to include the unaudited interim financial statements of Ionetix prior to the Merger (collectively, “Legacy Ionetix”) as of March 31, 2026 and for the three months ended March 31, 2026 and 2025, and the related Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Ionetix for the three months ended March 31, 2026. This Amendment No. 1 does not amend any other item of the Original Form 8-K or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Form 8-K.

Capitalized terms used but not defined herein have the meanings assigned to them in the Original Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The unaudited interim financial statements of Legacy Ionetix as of March 31, 2026 and for the three months ended March 31, 2026 and 2025 are filed as Exhibit 99.3 to this Amendment No. 1 and are incorporated herein by reference. Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Ionetix for the three months ended March 31, 2026 is also included as Exhibit 99.4 and is incorporated by reference into this Item 9.01.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company and Legacy Ionetix as of and for the three months ended March 31, 2026 is filed as Exhibit 99.5 to this Amendment No. 1 and is incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
99.3	Unaudited condensed consolidated financial statements of Legacy Ionetix as of March 31, 2026 and for the three months ended March 31, 2026 and 2025.
99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Ionetix for the three months ended March 31, 2026 and 2025.
99.5	Unaudited pro forma condensed combined balance sheet of the Company and Legacy Ionetix as of March 31, 2026, and unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2026 and the year ended December 31, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2026	IONETIX CORPORATION

	By:	/s/ Kevin Cameron
	Name:	Kevin Cameron
	Title:	Chief Executive Officer

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